Exhibit 99.3
Independent Bank Corporation 3rd Quarter 2008 Earnings Conference Call - October 28, 2008

Safe Harbor Statement This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 2

Overview of 3rd Quarter 2008 Results Michael M. Magee, President and Chief Executive Officer 3

Financial Overview - Third Quarter 2008 3Q 08 2Q 08 3Q 07 YTD 08 YTD 07 Income (loss) from continuing operations (millions) $(5.3) $3.3 $3.7 $(1.6) $7.7 EPS - continuing operations $(0.23) $0.15 $0.16 $(0.07) $0.34 ROA - continuing operations (0.66)% 0.42% 0.45% (0.07)% 0.31% ROE - continuing operations (8.97)% 5.58% 5.93% (0.91)% 4.05% TE net interest margin 4.76% 4.68% 4.31% 4.58% 4.27% 4

3Q:08 - High-Level Overview 5 Strategic Initiatives Selective balance sheet deleveraging continued Efforts to improve credit quality remain our top priority - focused on loan monitoring + portfolio management function + resolution of non-performing assets Evaluation of TARP Capital Purchase Program Operational Achievements Ample borrowing capacity and liquidity Net interest margin remains solid Strategic challenges Michigan economy remains weak Global recession, potential for more pressure on the credit front Operational challenges Asset quality and related increase in non-performing loans continues to result in an elevated provision for loan losses and higher loan and collection expenses

3rd Quarter 2008 Financial Review Robert N. Shuster, Executive Vice President and CFO 6

3rd Quarter 2008 Recap 7 Positive Factors Solid growth in net interest income and the net interest margin on both a year-over-year and sequential quarterly basis. Certain categories of non-interest income remain strong. Balance sheet generally remains structured to benefit from relatively low short-term interest rates and/or a steep yield curve. Fed liquidity beneficial - able to borrow $100 million at 1.11% via Term Auction Facility (week of October 20th). Improvements in certain commercial loan credit metrics. Challenges Credit costs. Securities losses. Weak Michigan economy.

3rd Quarter 2008 Recap - Continued 8 A few moving parts Securities losses - $(0.19) per share after tax MSR impairment charge - $(0.01) per share after tax ORE write-down/losses - $(0.01) per share after tax Loan loss provision and loan and collection expenses remain elevated

FAS 159 Fair Value Elections 9 Elected FV accounting for a portfolio of preferred stocks and loans held for sale effective 1/1/08 Although FV accounting can add earnings volatility, now we get two way accounting as compared to one-way OTI. OTI very challenging to assess on "equity" type securities. Fannie Mae - Par value $5.4(a) million / FV $4.1 million at 3/31/08 / FV $4.1 million at 6/30/08 / FV $0.2 million at 9/30/08 Freddie Mac - Par value $3.2 million / FV $1.8 million at 3/31/08 / FV $2.1 million at 6/30/08 / FV $0.1 million at 9/30/08 Goldman Sachs - Par value $5.0 million / FV $3.6 million at 3/31/08 / FV $3.6 million at 6/30/08 / FV $2.6 million at 9/30/08 Merrill Lynch - Par value $6.0 million / FV at $3.4 million 3/31/08 / FV $3.2 million at 6/30/08 / FV $2.3 million at 9/30/08 (a) Par value at 9/30/08 reduced to $3.6 million, sold 37,000 shares in September 2008.

Securities Available for Sale at 9/30/08 Category ($ in 000's) Cost Basis "Fair" Value Difference Private label CMO's/asset backed (1) $ 73,800 $ 66,902 $ (6,898) Agency MBS 34,280 35,055 775 Bank trust preferred (2) 17,923 13,447 (4,476) Money market preferred (3) 10,000 5,080 (4,920) Municipal securities 121,120 121,426 306 Totals $257,123 $241,910 $(15,213) Totals Totals Totals 10 Ratings distribution: 86% AAA; 3% AA; 6% A; 3% BAA; and 2% sub-investment grade. All individual bank issues, no CDO's. Underlying asset is Bank of America, Series E preferred stock.

Tax Equivalent Net Interest Margin 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 Yield on Earning Assets 0.076 0.0769 0.0774 0.077 0.0775 0.0765 0.0737 0.0715 0.0702 Cost of Funds 0.0334 0.0347 0.0351 0.0343 0.0344 0.0343 0.0307 0.0247 0.0226 Net Interest Margin 0.0426 0.0423 0.0423 0.0427 0.0431 0.0422 0.043 0.0468 0.0476 11

TE Net Interest Income 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 Net Interest Income 31568 31514 31209 32068 31881 31521 31785 34539 34997 12

Shift from Brokered CD's to Lower Cost Funding 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 Net Interest Income 1055 882 813 705 516 248 113 202 13

Non-Interest Income Category ($ in 000's) 3Q08 2Q08 3Q07 Total non-interest income $ 5,448 $14,137 $12,529 Service charges - deposits 6,416 6,164 6,565 VISA check card income 1,468 1,495 1,287 Gain (loss) on securities (6,711) 837 52 Net gains - mortgage loan sales 969 1,141 1,094 Mortgage loan servicing fees 340 1,528 633 Mutual fund and annuity commissions 680 644 517 14

Non-Interest Expense Category ($ in 000's) 3Q08 2Q08 3Q07 Total non-interest expense $30,656 $31,191 $28,372 Compensation & employee benefits 14,023 13,808 13,621 Occupancy 2,871 2,813 2,521 Advertising 1,575 1,168 1,472 Loan and collection 2,008 2,031 1,285 Loss on ORE and ORA 425 1,560 80 15

Provision for Loan Losses 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 Provison for Loan Losses 4484 7963 8139 14893 10735 9393 11316 12352 19788 16

Asset Quality Measures - Non-Performing Loans Non-performing loans by loan type ($ in 000's) 9/30/08 6/30/08 12/31/07 Commercial $ 74,219 $ 74,438 $48,945 Mortgage 33,869 30,575 23,147 Consumer 3,945 3,897 3,435 Finance receivables 2,616 2,494 1,722 Total $114,649 $111,404 $77,249 As a % of total loans 4.58% 4.40% 3.07% . 17

Allowance for Loan Losses Allocation ($ in 000's) 9/30/08 6/30/08 12/31/07 Specific loan allocations $16,812 $15,907 $10,713 Adversely rated loans 10,179 10,305 10,804 Historical losses 16,243 14,905 14,668 Other factors/subjective 10,664 9,987 9,109 Total $53,898 $51,104 $45,294 As a % of portfolio loans 2.15% 2.02% 1.80% 18

Analysis of the Allowance for Loan Losses Loan type ($ in 000's) Loan Balance Allocated Allowance % of Loan Balance Commercial $1,012,569 $36,596 3.61% Mortgage 856,875 10,914 1.27% Consumer 368,651 5,785 1.57% Finance receivables 267,307 603 0.23% Total $2,505,402 $53,898 2.15% . 19

Analysis of the Allowance for Loan Losses - Commercial Loans Loan rating ($ in 000's) Loan Balance Allocated Allowance % of Loan Balance Non-watch credit $ 806,961 $10,312 1.28% 7 rated 60,561 4,353 7.19% 8 rated 39,087 3,213 8.22% 9 rated 32,611 3,531 10.83% 10 rated 34,413 9,050 26.30% 11 rated - specific reserve 9,414 2,941 31.24% 11 rated - charge-off 29,522 3,196 10.83% Total $1,012,569 $36,596 3.61% . 20

Asset Quality Measures - Net Loan Charge-Offs Net loan charge-offs by loan type ($ in 000's) 3Q08 2Q08 1Q08 4Q07 Commercial $12,314 $8,403 $3,498 $2,637 Mortgage 3,698 2,238 2,124 2,739 Consumer 1,116 498 982 964 Overdrafts 248 160 149 333 Finance receivables (6) 0 13 46 Total $17,370 $11,299 $6,766 $6,719 As a % of average loans 2.69% 1.78% 1.07% 1.05% 21

IBCP - Strategic/Financial Initiatives 22 IBCP cash dividend reduced to $0.01 per share (about $230,000 per quarter). Our bank subsidiary remains "well capitalized." Deleveraging strategy initiated late in 2Q 2008. Strategic management of the balance sheet with an objective to reduce total assets by $300 million to $400 million over a longer time frame. Closely reviewing the TARP Capital Purchase Program. Our view is that this program could have significant benefit to Independent Bank.

Regulatory Capital Ratios (Independent Bank) Category Proforma 9/30/08 (a) Estimated 09/30/08 Actual 12/31/07 Tier 1 capital to average assets 9.54% 7.45% 7.35% Tier 1 capital to risk-weighted assets (b) 12.47% 9.58% 9.25% Total capital to risk-weighted assets (b) 13.73% 10.84% 10.50% 23 Proforma based on raising $72 million of Tier 1 capital in the TARP Capital Purchase Program. Assumes funds are initially invested in 20% risk-weighted assets.

3rd Quarter 2008 Credit Review Stefanie M. Kimball, Executive Vice President and Chief Lending Officer 24

Commercial Lending Highlights Enhanced Credit Processes Implemented Mid-2007 Producing Tangible Results Level of watch credits declined in 3rd quarter, 2008 by 8%. 30+ day delinquency rate continued to improve. Nonaccrual loans were down slightly. Charge-offs have been heavy as credits move through the work out cycle. Strategic shift in target loan types reshaping the portfolio Increased loan pricing and return hurdles implemented. Continued exit strategy for select watch credits. Maintained restriction on new Commercial Real Estate coupled with increased focus on C & I loans. 25

Deleveraging in 3rd Quarter 2008 Increased pricing and loan return hurdles Exit strategy for select watch credits Resulted in $50 million decline in commercial loan balances in 3Q 26

Strategic Portfolio Shifts Strategic Direction re-shapes portfolio with shift towards C&I and away from certain Commercial Real Estate segments commencing in mid-2007 27

Loans in Watch Category High-risk commercial real estate categories of land, land development and construction represent a relatively small proportion of total portfolio and a high percentage of loans are already in watch category 28

Watch Credits in the 3rd Quarter 2008 Watch credits declined 8% during the third quarter Inflow continued to slow Payoffs / collections increased Increased movement to ORE 29

Commercial 30+ Day Delinquency for Accruing Loans Further Improved During 3rd Quarter 2008 Shift in resources resulted in declining delinquencies. Commercial 30+ days delinquency for accruing loans shows further improvement in 3Q to 1.38% 30

Commercial Non-Accruals Commercial non-accruals declined slightly during 3Q Level of commercial non-accruals remain elevated 31

Composition of Nonaccrual Loans 49% of Nonaccrual loans in Land, Land Development and Construction Average write-down to Nonaccrual: 38% Granularity of Commercial Nonaccruals: 32

3rd Quarter Commercial Loan Charge Offs Charge-offs rise in 3Q as work out credits season and conservative collateral valuation write downs are taken 40% of 3Q charge attributable to one relationship Values in Thousands 33

Commercial ORE Outstanding Value in Thousands Commercial ORE outstandings increased $8.6 million in 3Q 60% of new ORE properties relate to one relationship Watch Credits are moving through the workout process 34

Retail Loan Highlights 3rd Quarter of 2008 Continued further tightening in underwriting criteria Balances began to decrease as we implemented our de- leveraging strategy Delinquencies and non-accruals continue to rise as a result of the Michigan economy along with the slow residential market Charge off levels were elevated due to continued declines in real estate values 35

Retail Loan Balances Total retail loan balances decreased slightly in 3Q Further tightening of underwriting standards slows new loan volume 36

Retail Delinquency in the 3rd Quarter Retail 30-89 day delinquency rates rose in 3Q Further additions to collections staff Continued and enhanced loss mitigation processes 37

Retail Non-Performing Assets in the 3rd Quarter Retail non-performing assets continued to rise in 3Q Mortgages accounted for majority of the increase NPAs remain elevated as working through lengthy foreclosure and disposition process 38

Retail Charge-Offs for 3rd Quarter of 2008 Total retail charge-offs increased in 3Q - increases in both consumer and mortgages 39

Credit Quality Best Practices Implemented in 2007 Position Independent Bank in Place to Weather the "Credit Storm" Quarterly Watch Process to proactively manage higher risk loans is in place. Risk Ratings are independently assigned and structure recommendations made upfront by Credit Officers. A Special Assets Group has been established to provide more effective management of our most troubled loans. A select group of law firms supports the team, providing professional advice and systemic feedback. The group has been expanded with seasoned Lenders and Collections Professionals. Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market. New Manager recently hired. Accountability is ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality. Risk Based Pricing has been enhanced with new pricing and minimum hurdle rates. Collateral Monitoring enhancements continue for both Commercial Real Estate and C & I Lending. Portfolio Concentrations are monitored with select loan types encouraged. 40

Credit Best Practices Implemented in Retail Lending Underwriting standards for new loans tightened several times since 2007. Collections team expanded. Collections centralized with consolidation, leveraging internal best practices. External bench marking conducted to obtain new ideas. Management of ORE aligned with bank Property Management to leverage market expertise. Internet site established to facilitate sale of ORE inventory. Loss mitigation processes to work with our borrowers further enhanced. Additional emphasis on technology to improve the efficiency and effectiveness of collections staff. Collections training expanded. Hired experienced staff. 41

Q & A Michael M. Magee Jr. President and Chief Executive Officer Robert N. Shuster Executive Vice President and Chief Financial Officer Stefanie M. Kimball Executive Vice President and Chief Lending Officer 42

Thank you for participating in the conference call. 43